AXS Knowledge Leaders ETF

(Ticker: KNO)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated December 10, 2025, to the currently effective Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”).

Effective as of December 8, 2025, Steven Vannelli no longer serves as a portfolio manager to the AXS Knowledge Leaders ETF (the “Fund”). Accordingly, all references in the Fund’s Prospectus, Summary Prospectus and SAI to Steven Vannelli are hereby deleted in their entirety. Travis Trampe will continue to serve as the portfolio manager of the Fund.

Please file this Supplement with your records.